UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2018

USG Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-8864

Delaware	36-3329400
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)

(312) 436-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2018, USG Corporation (the “Company”), Gebr. Knauf KG, a limited partnership (Kommanditgesellschaft) organized under the laws of Germany (“Knauf”), and World Cup Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Knauf (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction of customary closing conditions, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”) and an indirect, wholly owned subsidiary of Knauf.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.10, of the Company (the “Company common stock”) issued and outstanding immediately prior to the effective time of the Merger (other than shares of Company common stock owned directly or indirectly by Knauf, which will continue as shares of common stock of the Surviving Corporation, and certain other excluded shares as further described in the Merger Agreement), will be automatically converted into the right to receive $43.50 in cash (without interest) (the “Per Share Merger Consideration”). In addition, the Merger Agreement provides for the Company to declare a cash dividend of $0.50 per share (the “Special Dividend”) payable following certification of the results of the special meeting of stockholders held for the purpose, among other things, of adopting the Merger Agreement and the transactions contemplated thereby (the “Special Meeting”), to all holders of record of Company common stock as of the close of business on the record date for the Special Meeting, contingent upon receipt of the requisite stockholder approval required to adopt the Merger Agreement and the transactions contemplated thereby.

Concurrently with the execution of the Merger Agreement, Knauf and Merger Sub entered into a voting agreement dated June 10, 2018 (the “Voting Agreement”) with Berkshire Hathaway Inc., on behalf of itself and certain direct and indirect subsidiaries of Berkshire Hathaway Inc. that own shares of Company common stock (collectively, “Berkshire”), pursuant to which Berkshire has agreed, subject to the terms thereof, to vote its shares of Company common stock in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated thereby and against any competing acquisition proposals relating to the Company. The Voting Agreement will terminate upon the earlier to occur of (1) the effective time of the Merger, (2) the date on which the Merger Agreement is terminated in accordance with its terms, (3) five business days after delivery of written notice of termination by Berkshire to Knauf if after the date of the Voting Agreement any acquisition proposal relating to the Company has been publicly announced or otherwise becomes publicly known, (4) the date of any material modification, amendment or waiver of or to the Merger Agreement as in effect as of the date of the Voting Agreement, which Berkshire believes has an adverse effect on the consideration payable to stockholders of the Company upon consummation of the Merger, (5) September 1, 2019 and (6) the mutual written agreement of Knauf and Berkshire to terminate the Voting Agreement.

The board of directors of the Company (the “Board”) unanimously adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Merger and, subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders adopt the Merger Agreement. The Board also approved the Voting Agreement, the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and the Voting Agreement for purposes of Article Thirteenth of the Company’s Restated Certificate of Incorporation, which restricts certain transfers of the Company common stock, and determined that such approval is in the best interests of the Company. In addition, the Board determined that each of those transactions is an “Exempt Transaction” for purposes of the Rights Agreement, dated as of December 21, 2006, as amended, by and between the Company and Computershare Trust Company, N.A. (successor to Computershare Investor Services, LLC), as rights agent.

The transaction is expected to close in early 2019, which will be subject to the satisfaction or waiver of certain customary closing conditions, including, among other things: (1) the adoption of the Merger Agreement by the affirmative vote of holders of at least 80 percent of the outstanding shares of Company common stock; (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all consents, approvals or authorizations of, declarations or filings under other applicable competition laws and foreign investment laws have been obtained (collectively, “Regulatory Approvals”); (3) the absence of certain legal impediments preventing the completion of the Merger; and (4) the accuracy of the representations and warranties of the parties and the compliance of the parties with their respective covenants, subject to customary qualifications, including with respect to materiality.

Each of the Company, Knauf and Merger Sub has made certain customary representations, warranties and covenants in the Merger Agreement. The Company’s covenants include, among other things, the obligation: (1) to conduct its business in all material respects in the ordinary course of business consistent with past practice (subject to certain conditions, during the period between the execution of the Merger Agreement and the completion of the Merger); (2) not to solicit or initiate discussions with third parties regarding alternative transactions; and (3) to respond to proposals regarding such alternative transactions only in accordance with the terms of the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Knauf. The Merger Agreement may be terminated by either the Company or Knauf if the conditions to the Merger have not been satisfied by January 1, 2019 (the “End Date”), except that this date will be automatically extended to September 1, 2019 if the only conditions that have not been satisfied are those relating to Regulatory Approvals. The Merger Agreement further provides that, in certain circumstances, including if the Company terminates the Merger Agreement in order to enter into a superior transaction, the Company would be required to pay Knauf a termination fee of $215 million.

Knauf has obtained debt financing commitments for the financing necessary to complete the transactions contemplated by the Merger Agreement (the “Financing”). Commerzbank Aktiengesellschaft and UniCredit Bank AG have each agreed to arrange, manage and underwrite the Financing, subject to the terms and conditions set forth in a debt commitment letter delivered to Knauf (the “Debt Commitment Letter”). The Merger Agreement requires Knauf to use its reasonable best efforts to arrange and obtain the Financing on the terms and conditions described in the Debt Commitment Letter. The Merger is not conditioned on Knauf’s receipt of the Financing.

As soon as practicable after the Merger, Knauf will take the necessary actions to delist the Company common stock from the New York Stock Exchange and any other applicable exchanges and to deregister the Company common stock under the Securities Exchange Act of 1934, as amended.

The foregoing description of the Merger Agreement contained in Item 1.01 of this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 hereto and incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the related transaction agreements and is qualified in its entirety by the terms and conditions of the Merger Agreement and such agreements. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the Merger Agreement is not intended to be a source of factual, business, or operational information about the parties. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to that agreement, and may be subject to limitations agreed among those parties, including being qualified by confidential disclosures among those parties. Instead of establishing matters as facts, the representations and warranties may have been made to allocate risks contractually among the parties, including where the parties do not have complete knowledge of all facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on representations, warranties, covenants, or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Item 8.01	Other Events.

On June 11, 2018, the Company and Knauf issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* * * * *

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability, liquidity and future value. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update any forward-looking statement.

Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary Company stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on the Company; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on the Company and its subsidiaries’ ability to operate their businesses under the merger agreement, including the Company’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of the Company’s management’s attention from ongoing business operations; the effect the announcement of the proposed transaction on the Company’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on the Company’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against the Company related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement.

Information describing other risks and uncertainties affecting the Company that could cause actual results to differ materially from those in forward-looking statements may be found in our filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, the “Risk Factors” in our most recent Annual Report on Form 10-K.

Additional Information and Where to Find It

This report relates to the proposed transaction involving the Company and Knauf. In connection with the proposed transaction, the Company intends to file with the SEC and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Number	Exhibit

2.1	Agreement and Plan of Merger, dated June 10, 2018, by and among USG Corporation, Gebr. Knauf KG and World Cup Acquisition Corporation†

99.1	Press release, dated June 11, 2018

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION

Date: June 11, 2018	By:	/s/ Michelle M. Warner
	Name:	Michelle M. Warner
	Title:	Senior Vice President,
General Counsel and Corporate Secretary